UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)      January 1, 2015

American River Bankshares
(Exact name of registrant as specified in its chapter)
California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 Pages

The Index to Exhibits is on Page 3

Item 1.01.	Entry into a Material Definitive Agreement.

On January 1, 2015, the registrants subsidiary bank, American River Bank, amended its Managed Services Agreement (the “Agreement”) with Fidelity Information Services, LLC (“FIS”). FIS is the successor to ProNet Solutions, Inc. (“ProNet”). The amended agreement was originally entered into with ProNet on June 25, 2012. The Amendment calls for FIS to provide additional managed network and security services for American River Bank for a term of five (5) years. The foregoing description is qualified by reference to the Agreement attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

(99.1)	Managed IT Services Addendum by and between Fidelity Information Services, LLC and American River Bank effective January 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
January 13, 2015	Mitchell A. Derenzo, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Managed IT Services Addendum by and between Fidelity Information Services, LLC and American River Bank effective January 1, 2015.	4-34